The Daruma Funds, Inc.
60 East 42nd Street
Suite 1112
New York, NY 10165
Tele.: 212-687-1233
Fax: 212-687-1544

July 23, 1998

Document Control Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington DC 20549

VIA EDGAR SUBMISSION

Re:	The Daruma Funds, Inc.
Daruma Mid-Cap Value Fund (the "Fund")
	Registration No.:	333-03709
File No.:		811-07621
	CIK No.:		0001014356

Dear Sir/Madam:

Pursuant to Rule 497(e), we enclosed herewith for filing via electronic submission a supplement to the Fund's prospectus dated December 22, 1997. The supplement provides disclosure about approval of an increase in investment advisory fee rates by the Fund's shareholders.

Thank you for your attention to this matter.

Very truly yours,


/s/Mary B. O'Byrne
Secretary

Enclosure
cc:	Bruce R. MacNeil, Attorney Advisor,  SEC


SUPPLEMENT TO PROSPECTUS DATED DECEMBER 22, 1997

Effective 5/28/98, the Fund will pay a monthly advisory fee of 1% of the Fund's average daily net assets.